Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

On July 1, 2007, The Bank of New York Company, Inc. (“The Bank of New York”) and Mellon Financial Corporation (“Mellon”) merged with and into The Bank of New York Mellon Corporation (“The Bank of New York Mellon” or “BNY Mellon”), with BNY Mellon being the surviving entity (“the merger”).

The results prior to the consummation of the merger reflect the sum of The Bank of New York and Mellon’s historical results, but do not include the pro forma impact of purchase accounting adjustments. Combined results for the periods prior to the merger (1Q07, 2Q07) are presented on a pre-tax basis only. Average common equity and average goodwill/intangibles are not disclosed for the periods prior to the merger due to the impact of the merger on these line items. The business segment results are presented on a pre-tax basis for all periods and reflect actions taken to report consistent transfer pricing and cost allocation methodologies as well as intercompany eliminations between The Bank of New York and Mellon.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the segment trends data versus segment data on the Form 10-Q for the quarter ended March 31, 2010.

The following transactions/changes have impacted the reporting of our results:

On Jan. 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain asset management funds, seed capital investments are now disclosed separately on our balance sheet and securitizations are included in available for sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated asset management funds; previously these were disclosed as asset and wealth management revenue and investment income.

On November 2, 2009, we completed the acquisition of Insight Asset Management (“Insight”) based in London. The financial results for Insight are included in the Asset Management segment.

On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida. Previously, the financial results were included in the Other segment. On January 15, 2010, we completed the sale of MUNB. The financial results for all periods were restated.

On January 1, 2009, we adopted FAS 160, which resulted in a reclassification of minority interest to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment. Historical segment results have been restated to reflect these changes.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.). We moved the financial results from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

On December 20, 2007, we acquired the remaining 50% interest in the ABN AMRO Mellon joint venture. The financial results are included in the Asset Servicing segment.

The following items have impacted the reporting of our results:

Results for the first quarter of 2010 include a charge related to the litigation reserves for several existing matters.

Investment Securities Portfolio restructuring/ Investment Write-downs – Impacted total revenue levels in the fourth quarter of 2007, full year of 2008, and full year of 2009.

The TARP preferred dividends and related redemption premium impacted the fourth quarter of 2008, and the first and second quarters of 2009.

The FDIC Special Assessment of all depository institutions impacted the second quarter of 2009.

Global efficiency restructuring charges – Recorded charges in the fourth quarters of 2008 and 2009.

SILO/LILO/Tax settlement charges – Incurred charges in the second and third quarters of 2008, while the second quarter of 2009 contains the benefit of final tax settlements.

Merger & integration/Intangible amortization expenses – Both expense categories increased beginning in the second/third quarters of 2007 as a result of the merger.

Support agreement charges – Recorded a $163 million pre-tax charge in the fourth quarter of 2008 and a $726 million pre-tax charge in the third quarter of 2008 (minor amounts recorded in the fourth quarter of 2007, first and second quarters of 2008 and full year of 2009).

All of these items are detailed in the trends that follow.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any segment.

Average Assets:

In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business segment basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Measures’ and ‘Supplemental Information – Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated April 20, 2010, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2008				2009				2010
	1st Qtr	2nd Qtr (a)	3rd Qtr (a), (b)	4th Qtr (b)	1st Qtr	2nd Qtr (c)	3rd Qtr (d)	4th Qtr (e)	1st Qtr (e)
Revenue:
Securities servicing fees
Asset servicing	$903	$873	$808	$786	$609	$671	$643	$650	$637
Issuer services	376	444	477	388	364	372	359	368	333
Clearing services	263	264	259	279	253	250	236	223	230

Total securities servicing fees	1,542	1,581	1,544	1,453	1,226	1,293	1,238	1,241	1,200
Asset and wealth management fees	862	860	795	701	616	637	650	736	696
Foreign exchange & other trading	259	308	385	510	307	237	246	246	263
Treasury services	124	129	129	132	125	132	128	134	131
Distribution and servicing	98	110	107	106	111	107	94	85	76
Financing-related fees	47	51	44	44	48	54	56	57	50
Investment Income	41	74	47	45	(17)	44	121	78	108
Other	82	28	37	67	15	9	84	3	37

Total fee revenue	3,055	3,141	3,088	3,058	2,431	2,513	2,617	2,580	2,561
Securities gains (losses)	(73)	(152)	(162)	(1,241)	(295)	(256)	(4,833)	15	7

Total fee and other revenue	2,982	2,989	2,926	1,817	2,136	2,257	(2,216)	2,595	2,568
Income of consolidated asset management funds	—	—	—	—	—	—	—	—	52
Net interest revenue	743	388	681	1,047	775	700	716	724	765

Total revenue	3,725	3,377	3,607	2,864	2,911	2,957	(1,500)	3,319	3,385
Provision for credit losses	14	13	23	54	59	61	147	65	35
Noninterest expenses	2,357	2,471	3,090	2,468	2,095	2,149	2,165	2,284	2,167
Litigation reserves	—	—	—	—	—	—	—	—	164
FDIC special assessment	—	—	—	—	—	61	—	—	—
Amortization of intangible assets	119	123	118	113	107	108	104	107	97
Restructuring charges	—	—	—	181	10	6	(5)	139	7
Merger & integration expense	126	149	111	97	68	59	54	52	26

Total noninterest expense	2,602	2,743	3,319	2,859	2,280	2,383	2,318	2,582	2,461
Income/ (loss) from continuing operations before taxes	1,109	621	265	(49)	572	513	(3,965)	672	889
Income taxes	358	312	(42)	(137)	161	12	(1,527)	(41)	257

Income/ (loss) from continuing operations	751	309	307	88	411	501	(2,438)	713	632
Income/ (loss) from discontinued operations, net of tax	4	6	—	4	(41)	(91)	(19)	(119)	(42)
Net income attributable to noncontrolling interest	(9)	(6)	(4)	(5)	(1)	2	(1)	(1)	(31	) (k)
Extraordinary (loss) on consolidation of commercial paper conduit, net of tax	—	—	—	(26)	—	—	—	—	—
Redemption charge and preferred dividends	—	—	—	(33)	(47)	(236)	—	—	—

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$746	$309	$303	$28	$322	$176	$(2,458)	$593	$559

EPS from continuing operations	$0.65	$0.26	$0.26	$0.04	$0.31	$0.23	$(2.04)	$0.59	$0.49
EPS from continuing operations - Non-GAAP (f)	$0.75	$0.75	$0.81	$0.96	$0.56	$0.51	$0.54	$0.55	$0.59
Market value of assets under management at period-end (in billions)	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115	$1,105
Market value of assets under custody and administration at period-end (in trillions)	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3	$22.4
Market value of securities on loan at period-end (in billions)	$660	$588	$470	$326	$293	$290	$299	$247	$253
Pre-tax operating margin
GAAP-before extraordinary (loss)	30%	19%	7%	(2)%	20%	17%	N/M	20%	26%
Non-GAAP adjusted (g)	38%	37%	39%	43%	33%	31%	31%	29%	34%
Return on tangible common equity (annualized):
GAAP-before extraordinary (loss)	35.4%	18.5%	18.9%	6.5%	28.8%	18.4%	N/M	33.0%	25.8%
Non-GAAP adjusted (h)	40.7%	45.9%	50.2%	61.3%	44.4%	24.0%	31.5%	31.1%	30.2%
Return on common equity (annualized)
GAAP-before extraordinary (loss)	10.1%	4.3%	4.3%	0.8%	5.8%	4.0%	N/M	9.8%	8.2%
Non-GAAP adjusted - excluding intangible amortization (i)	12.7%	13.2%	14.2%	16.8%	10.6%	6.6%	9.9%	10.1%	10.6%
Percent of non-US fee and net interest revenue	33%	37%	33%	31%	29%	31%	31%	36%	35%
Percent of non-US fee and net interest revenue - Non-GAAP (j)	33%	34%	32%	31%	29%	31%	31%	36%	34%

(a)	The second and third quarters of 2008 include pretax SILO/LILO/tax settlement charges which reduced net interest revenue by $377 million and $112 million, respectively. See page 4 for additional details.

(b)	The third and fourth quarters of 2008 include pretax support agreement charges of $726 million and $163 million, respectively.

(c)	The second quarter of 2009 contains $134 million of tax benefits related to the final LILO/SILO tax settlement.

(d)	The third quarter of 2009 includes a $4.8 billion pretax charge related to investment securities portfolio restructuring.

(e)	The fourth quarter of 2009 and first quarter 2010 include the financial results for the Insight acquisition.

(f)	Calculated excluding investment securities losses, TARP redemption premium/dividend, FDIC special assessment, SILO/LILO/tax settlements, 3rd and 4th quarters of 2008 support agreement charges, M&I expenses, benefit of tax settlements and tax discrete benefits and 4th quarter 2008 and 2009 global efficiency restructuring charge.

(g)	Calculated excluding investment securities losses, SILO/LILO charges, 2008 support agreement charges, asset-based taxes, FDIC special assessment, M&I expenses, 4th quarter 2008 and 2009 global efficiency restructuring charges and intangible amortization.

(h)	Calculated excluding investment securities losses, SILO/LILO/tax settlements, 2008 support agreement charges, FDIC special assessment, M&I expenses, 4th quarter 2008 and 2009 global efficiency restructuring charges and benefit of tax settlements and tax discrete benefits.

(i)	Calculated excluding the SILO/LILO/tax settlements, investment write-downs and expense related to consolidated asset management funds.

(j)	Calculated excluding the SILO/LILO/tax settlements and including noncontrolling interest related to consolidated asset management funds.

(k)	The first quarter of 2010 includes $30 million of noncontrolling interests related to consolidated asset management funds.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

FEE AND OTHER REVENUE

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr
Securities servicing fees
Asset servicing	$658	$671	$653	$599	$519	$574	$600	$621	$608
Securities lending	245	202	155	187	90	97	43	29	29
Issuer services	376	444	477	388	364	372	359	368	333
Clearing services	263	264	259	279	253	250	236	223	230

Total securities servicing fees	1,542	1,581	1,544	1,453	1,226	1,293	1,238	1,241	1,200
Asset and wealth management fees	862	860	795	701	616	637	650	736	696
Foreign exchange & other trading	259	308	385	510	307	237	246	246	263
Treasury services	124	129	129	132	125	132	128	134	131
Distribution and servicing	98	110	107	106	111	107	94	85	76
Financing-related fees	47	51	44	44	48	54	56	57	50
Investment Income	41	74	47	45	(17)	44	121	78	108
Other	82	28	37	67	15	9	84	3	37

Total fee revenue	3,055	3,141	3,088	3,058	2,431	2,513	2,617	2,580	2,561
Income of consolidated asset management funds, net of noncontrolling interest	-	-	-	-	-	-	-	-	22 (c)

Total fee revenue - Non-GAAP	3,055	3,141	3,088	3,058	2,431	2,513	2,617	2,580	2,583
Net securities gains (losses)	(73)	(152)	(162)	(1,241)	(295)	(256)	(4,833)	15	7

Total fee and other revenue - Non-GAAP	2,982	2,989	2,926	1,817	2,136	2,257	(2,216)	2,595	2,590
Fee and other revenue as a percentage of total revenue	80%	89%	81%	63%	73%	76%	n/m	78%	76%
Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	80%	80%	80%	74%	76%	78%	79%	78%	76%
Market value of assets under management at period-end (in billions)	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115	$1,105
Market value of assets under custody and administration at period-end (in trillions)	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3	$22.4
Market value of securities on loan at period-end (in billions)	$660	$588	$470	$326	$293	$290	$299	$247	$253
S&P 500 Index - period-end	1323	1280	1166	903	798	919	1057	1115	1169
S&P 500 Index - daily average	1353	1371	1252	916	809	891	995	1088	1123

(a)	The third quarter of 2009 includes a $4.8 billion charge related to investment securities portfolio restructuring.

(b)	Excludes the investment write-downs and SILO/LILO charges.

(c)	Includes $30 million of noncontrolling interests related to consolidated asset management funds. Includes $6 million previously included in asset and wealth management fees and $16 million previously included in investment income.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	March 31, 2008		June 30, 2008			September 30, 2008		December 31, 2008		March 31, 2009
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates		Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$38,658	4.28%	$43,361	3.82%		$43,999	3.90%	$78,680	2.65%	$56,505	1.56%
Interest-bearing deposits with Federal Reserve bank	-	-	-	-		-	-	-	-	23,192	0.37
Other Short Term Investment (FRB)	-	-	-	-		954	2.95	8,378	3.05	1,269	3.15
Federal funds sold and securities under resale agreements	8,191	3.15	6,736	2.21		7,019	1.97	4,050	1.32	2,310	0.81
Margin loans	5,258	4.47	5,802	3.36		5,764	3.27	4,885	2.35	4,219	1.63
Non-margin loans:
Domestic offices	27,885	4.37	26,550	(1.97	)(a)	25,932	1.60 (b)	28,233	2.70	21,630	2.91
Foreign offices	13,881	4.55	13,281	3.97		13,739	3.71	15,208	3.73	13,109	2.56

Total non-margin loans	41,766	4.43	39,831	0.01	(a)	39,671	2.33 (b)	43,441	3.06	34,739	2.78
Securities
U.S. government obligations	397	3.52	542	3.08		679	3.03	762	2.73	787	2.50
U.S. government agency obligations	10,613	4.78	10,433	4.29		10,894	4.33	11,438	4.29	12,063	3.71
Obligations of states and political subdivisions	681	7.64	654	5.74		701	7.44	941	7.73	767	6.71
Other securities	35,840	5.26	32,755	5.22		30,590	5.42	26,916	5.95	29,848	4.47
Trading securities	1,459	5.36	1,918	3.74		1,791	2.76	2,148	3.96	1,728	2.86

Total securities	48,990	5.18	46,302	4.93		44,655	5.04	42,205	5.38	45,193	4.22

Total interest-earning assets	142,863	4.55	142,032	3.02	(a)	142,062	3.69 (b)	181,639	3.36	167,427	2.37
Allowance for credit losses	(297)		(295)			(329)		(334)		(378)
Cash and due from banks	5,789		5,356			7,796		5,806		4,824
Other assets	49,782		46,504			46,937		54,499		45,880
Discontinued Operations	2,653		2,400			2,361		2,352		2,366
Total Asset Consol VIE FAS 167	-		-			-		-		-
Total Assets	$200,790		$195,997			$198,827		$243,962		$220,119
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$12,577	1.67%	$12,869	0.98%		$11,785	0.88%	$18,274	0.53%	$18,563	0.10%
Savings	902	1.89	971	1.50		979	0.93	1,013	0.64	1,165	0.61
Certificates of deposit of $100,000 & over	2,313	3.91	2,116	2.60		1,928	2.19	1,812	2.43	1,479	1.11
Other time deposits	8,300	2.45	6,335	1.88		5,393	1.99	5,052	1.34	5,574	0.55
Foreign offices	67,914	2.85	71,641	2.22		65,931	2.19	69,575	1.12	75,202	0.31

Total interest-bearing deposits	92,006	2.67	93,932	2.03		86,016	1.99	95,726	1.04	101,983	0.30
Federal funds purchased and securities under repurchase agreements	4,138	2.14	3,791	1.02		4,816	1.18	5,738	0.27	1,839	0.09
Other borrowed funds	3,343	3.50	2,840	3.21		3,303	2.31	3,558	2.13	3,785	1.57
Borrowings from FRB Related to ABCP	-	-	-	-		954	2.25	8,378	2.25	1,269	2.25
Payables to customers and broker-dealers	4,942	1.94	5,550	1.32		5,910	1.19	5,570	0.62	3,797	0.20
Long-term debt	17,125	4.51	16,841	3.58		15,993	3.62	15,467	3.79	15,493	2.72

Total interest-bearing liabilities	121,554	2.91	122,954	2.21		116,992	2.15	134,437	1.41	128,166	0.64
Total noninterest-bearing deposits	25,726		24,300			32,953		51,729		43,051
Other liabilities	21,169		17,707			18,396		26,601		18,523
Discontinued Operations	2,653		2,400			2,361		2,352		2,366
VIE Liabilities & Obligations FAS 167	-		-			-		-		-
Total Shareholders’ Equity	29,551		28,507			27,996		28,771		27,978
Noncontrolling interest	137		129			129		72		35
Total liabilities and shareholders’ equity	$200,790		$195,997			$198,827		$243,962		$220,119
Net interest margin – Taxable equivalent basis		2.09%		1.11%			1.92%		2.32%		1.87%
Net interest margin excluding the SILO/LILO charge – Non-GAAP				2.17%			2.24%

(a)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.71%, 3.80% and 4.08%, respectively.

(b)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.33%, 3.46% and 4.01%, respectively.

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	Quarter Ended
	June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$56,917	1.18%	$54,343	1.08%	$55,467	1.09%	$55,800	1.03%
Interest-bearing deposits with Federal Reserve bank	6,338	0.37	6,976	0.32	11,430	0.32	12,129	0.33
Other Short Term Investment (FRB)	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	2,899	1.29	3,443	1.19	4,276	0.65	3,859	0.71
Margin loans	4,134	1.62	4,335	1.55	4,665	1.55	5,241	1.49
Non-margin loans:
Domestic offices	20,740	3.18	19,412	3.22	20,212	2.89	19,510	3.12
Foreign offices	12,155	2.21	10,788	1.99	10,362	1.75	9,463	1.62

Total non-margin loans	32,895	2.82	30,200	2.78	30,574	2.51	28,973	2.63
Securities
U.S. government obligations	1,679	1.67	4,605	1.45	5,729	1.44	6,600	1.40
U.S. government agency obligations	14,748	3.74	17,635	3.79	19,530	3.59	19,429	3.58
Obligations of states and political subdivisions	710	6.92	639	7.30	607	7.35	670	6.37
Other securities	34,766	2.85	31,010	3.04	29,707	3.49	28,658	4.20
Trading securities	2,179	2.50	1,973	2.30	2,090	2.53	2,075	2.49

Total securities	54,082	3.10	55,862	3.16	57,663	3.32	57,432	3.63

Total interest-earning assets	157,265	2.16	155,159	2.14	164,075	2.09	163,434	2.18
Allowance for credit losses	(426)		(425)		(448)		(502)
Cash and due from banks	3,412		3,247		3,104		3,514
Other assets	45,975		45,728		45,481		45,350
Discontinued Operations	2,307		2,077		1,993		898
Total Asset Consol VIE FAS 167	—		—		—		2,465

Total Assets	$208,533		$205,786		$214,205		$215,159

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$19,037	0.10%	$16,817	0.09%	$20,062	0.08%	$21,741	0.09%
Savings	1,070	0.44	1,115	0.32	1,196	0.49	1,372	0.27
Certificates of deposit of $100,000 & over	942	1.00	847	0.62	589	0.32	648	0.25
Other time deposits	4,190	0.48	5,058	0.40	4,872	0.43	5,224	0.30
Foreign offices	73,657	0.14	69,795	0.08	71,685	0.10	72,049	0.16

Total interest-bearing deposits	98,896	0.16	93,632	0.11	98,404	0.12	101,034	0.16
Federal funds purchased and securities under repurchase agreements	2,485	(0.46)	3,075	0.20	3,361	0.14	3,697	0.07
Other borrowed funds	2,756	1.04	2,286	1.49	2,618	1.86	2,805	1.97
Borrowings from FRB Related to ABCP	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	4,901	0.13	5,844	0.10	6,476	0.07	6,372	0.08
Long-term debt	16,793	2.35	17,393	1.74	17,863	1.89	16,808	1.50

Total interest-bearing liabilities	125,831	0.46	122,230	0.37	128,722	0.40	130,716	0.36
Total noninterest-bearing deposits	32,852		34,920		34,991		33,330
Other liabilities	18,578		18,386		19,633		18,420
Discontinued Operations	2,307		2,077		1,993		898
VIE Liabilities & Obligations FAS 167	—		—		—		1,279
Total Shareholders’ Equity	28,934		28,144		28,843		29,720
Noncontrolling interest	31		29		23		796

Total liabilities and total equity	$208,533		$205,786		$214,205		$215,159

Net interest margin - Taxable equivalent basis		1.80%		1.85%		1.77%		1.89%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONINTEREST EXPENSE

	2008				2009				2010
(dollar amounts in millions)	1st Qtr (b)	2nd Qtr	3rd Qtr (c)	4th Qtr (c)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Staff:
Compensation (a)	$803	$818	$836	$785	$732	$740	$747	$766	$753
Incentives	365	385	241	256	247	241	242	266	284
Employee benefits	190	200	171	139	190	172	168	189	183

Total staff	1,358	1,403	1,248	1,180	1,169	1,153	1,157	1,221	1,220
Professional, legal and other purchased services (a)	238	259	251	273	237	237	265	278	242
Net occupancy	128	138	163	141	139	142	142	141	137
Distribution and servicing	130	131	133	123	107	106	104	109	109
Software	79	88	78	86	81	93	95	98	94
Sub-custodian and clearing	74	93	84	84	66	91	80	83	85
Furniture and equipment	79	78	80	86	77	76	76	80	75
Business development	65	75	62	76	44	49	45	76	52
Other	206	206	991	419	175	202	201	198	153

Subtotal	$2,357	$2,471	$3,090	$2,468	$2,095	$2,149	$2,165	$2,284	$2,167
Litigation reserves	—	—	—	—	—	—	—	—	164
FDIC special assessment	—	—	—	—	—	61	—	—	—
Amortization of intangible assets	119	123	118	113	107	108	104	107	97
Restructuring charges	—	—	—	181	10	6	(5)	139	7
Merger & integration expense:
The Bank of New York Mellon Corporation	121	146	107	97	68	59	54	52	26
Acquired Corporate Trust Business	5	3	4	—	—	—	—	—	—

Total noninterest expense	$2,602	$2,743	$3,319	$2,859	$2,280	$2,383	$2,318	$2,582	$2,461
Employees at period-end (d)	42,000	42,500	42,900	42,500	41,700	41,800	42,000	42,200	42,300

(a)	In the second quarter of 2009, certain temporary/consulting expenses were reclassified from professional, legal and other purchased services to staff expense. The reclassification totaled $16 million, $19 million, $35 million and $33 million for the first, second, third and fourth quarters of 2008 and $24 million in the first quarter of 2009.

(b)	The first quarter of 2008 includes a $25 million write-down of seed capital investments related to a former affiliated hedge fund manager.

(c)	The third and fourth quarters of 2008 include support agreement charges of $726 million and $163 million, respectively.

(d)	Represents full time employees.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 9 Quarter Trend

	2008				2009				2010
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at period-end (in billions)
Institutional	$636	$625	$585	$445	$394	$425	$461	$611	$620
Mutual Funds	373	393	384	400	413	421	421	416	396
Private Client	96	95	98	83	74	80	84	88	89

Total market value of assets under management	1,105	1,113	1,067	928	881	926	966	1,115	1,105
Composition of assets under management at period-end
Equity	40%	38%	36%	29%	27%	31%	34%	31%	32%
Money Market	29%	31%	34%	43%	45%	43%	39%	32%	30%
Fixed Income	18%	18%	20%	18%	19%	17%	17%	21%	21%
Alternative investments and overlay	13%	13%	10%	10%	9%	9%	10%	16%	17%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3	$22.4
Market value of securities on loan at period-end	$660	$588	$470	$326	$293	$290	$299	$247	$253
Market Indices
S&P 500 Index (a)	1323	1280	1166	903	798	919	1057	1115	1169
S&P 500 Index - daily average	1353	1371	1252	916	809	891	995	1088	1123
FTSE 100 Index (a)	5702	5626	4902	4434	3926	4249	5134	5413	5680
FTSE 100 Index-daily average	5891	5979	5359	4270	4040	4258	4708	5235	5431
NASDAQ Composite Index (a)	2279	2293	2092	1577	1529	1835	2122	2269	2398
Lehman Brothers Aggregate Bond Index (a)	281	270	256	275	262	280	304	301	300
MSCI EAFE Index (a)	2039	1967	1553	1237	1056	1307	1553	1581	1584
NYSE Volume (in billions)	159	141	180	181	161	151	126	112	103
NASDAQ Volume (in billions)	149	135	145	148	136	152	144	131	138
(a)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 9 Quarter Trend

	2008				2009				2010
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at beginning of period	$1,121	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115
Net Flows
Long-term	(6)	(8)	(6)	(22)	(1)	(17)	(2)	14	16
Money market	29	21	14	28	(11)	(2)	(14)	(22)	(25)

Total net inflows	23	13	8	6	(12)	(19)	(16)	(8)	(9)
Net Market appreciation/(depreciation)	(39)	(6)	(54)	(137)	(35)	64	56	10	(1)
Acquisitions/other	—	1	—	(8)	—	—	—	147 (a)	—

Market value of assets under management at end of period	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115	$1,105

(a)	Primarily includes acquisitions of Insight ($139 billion) and 20% interest in Singuler Guff ($8 billion).

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET MANAGEMENT - 9 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr (a), (b)
Revenue:
Asset and wealth management
Mutual funds	323	340	328	297	263	266	274	266	242
Institutional clients	304	290	265	193	181	175	197	227	264
Private clients	45	47	43	35	32	31	34	38	38
Performance fees	20	16	3	44	7	26	1	59	13

Total asset and wealth management	692	693	639	569	483	498	506	590	557
Distribution and servicing	86	99	93	93	92	90	84	84	75
Other fee revenue (c)	(27)	4	(47)	(100)	(96)	(59)	2	6	17

Total fee and other revenue	751	796	685	562	479	529	592	680	649
Net interest revenue (expense)	12	9	9	45	15	7	7	3	—

Total revenue	763	805	694	607	494	536	599	683	649
Noninterest expenses (ex. intangible amortization and support agreement charges)	557	528	488	478	412	419	415	465	453

Income before taxes (ex. intangible amortization and support agreement charges)	206	277	206	129	82	117	184	218	196
Support agreement charges	—	5	328	2	(14)	—	32	—	—
Amortization of intangible assets	62	68	64	61	55	55	53	56	50

Income before taxes	144	204	(186)	66	41	62	99	162	146
Average assets	$13,238	$13,410	$13,286	$13,135	$12,663	$12,404	$12,424	$12,859	$14,928
Market value of assets under management at period-end (in billions) (d)	$1,029	$1,040	$995	$862	$818	$860	$897	$1,045	$1,034
Pre-tax operating margin
GAAP	19%	25%	-27%	11%	8%	12%	16%	24%	23%
Non-GAAP adjusted (e)	27%	34%	-18%	21%	19%	22%	25%	32%	30%

(a)	The fourth quarter of 2009 and the first quarter 2010 include the financial results for the Insight acquisition.

(b)	Total fee and other revenue for the first quarter of 2010 includes income from consolidated asset management funds of $52 million, and net income attributable to noncontrolling interests of $30 million. The net of these income statement line items of $22 million is included above in Institutional clients revenue of $6 million and other revenue of $16 million.

(c)	Includes investment write-downs of $24 million, $1 million, $3 million and $51 million in the first, second, third and fourth quarters of 2008, $34 million, $45 million and $0 million in the first, second and third quarters of 2009.

(d)	Includes amounts subadvised for/by other segments.

(e)	Excluding support agreement charges, investment write-downs and intangible amortization, pre-tax operating margin (Non-GAAP) was 29%, 35%, 30% and 27% for the first, second, third and fourth quarters of 2008, respectively, and 22%, 28%, 31% and 32% for the first, second, third and fourth quarters of 2009, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

WEALTH MANAGEMENT - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2008					2009				2010
	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Asset and wealth management	153	150	141		119	122	128	133	136	136
Securities servicing fees - Asset servicing	8	8	8		8	7	6	7	7	6
Other fee revenue	5	3	14		7	12	6	6	8	4

Total fee and other revenue	166	161	163		134	141	140	146	151	146
Net interest revenue (expense)	46	48	50		56	50	49	49	46	55

Total revenue	212	209	213		190	191	189	195	197	201
Provision for credit losses	-	(1)	1		-	-	-	-	1	-
Noninterest expenses (ex. intangible amortization and support agreement charges)	142	143	142		143	129	136	135	138	136

Income before taxes (ex. intangible amortization and support agreement charges)	70	67	70		47	62	53	60	58	65
Support agreement charges	-	-	15		-	-	-	-	-	-
Amortization of intangible assets	13	13	14		14	11	11	12	11	9

Income before taxes	57	54	41		33	51	42	48	47	56
Average loans	$4,390	$4,816	$5,231		$5,309	$5,388	$5,684	$6,010	$6,191	$6,302
Average assets	$10,496	$10,254	$9,801		$9,632	$9,611	$9,131	$9,122	$9,246	$9,722
Average deposits	$7,993	$7,782	$7,318		$7,131	$7,058	$6,628	$6,602	$6,804	$7,310
Market value of total client assets at period-end (in billions) (a)	$164	$162	$158		$139	$132	$142	$151	$154	$157
Pre-tax operating margin
GAAP	27%	26%	20%		18%	27%	22%	25%	24%	28%
Non-GAAP adjusted (excluding intangible amortization)	33%	32%	26	% (b)	25%	32%	28%	31%	29%	32%

(a)	Includes assets under management, before amounts subadvised by/for other segments, of $76 billion in the first quarter of 2010; of $66 billion, $69 billion, $74 billion and $75 billion in the first, second, third and fourth quarters of 2009; of $84 billion, $81 billion, $77 billion and $69 billion in the first, second, third and fourth quarters of 2008.

(b)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 34% for the third quarter of 2008.

Note:	On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET SERVICING - 9 Quarter Trend

	2008						2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Securities servicing fees - ex. securities lending (a)	634	648	631		583		504	557	573	581	569
Securities lending revenue	229	182	143		163		79	85	32	25	24
Foreign Exchange and other trading activities	202	228	262		372		210	216	190	177	170
Other fee revenue	44	36	47		25		48	46	50	33	35

Total fee and other revenue	1,109	1,094	1,083		1,143		841	904	845	816	798
Net interest revenue (expense)	222	213	240		411		249	211	229	205	210

Total revenue	1,331	1,307	1,323		1,554		1,090	1,115	1,074	1,021	1,008
Noninterest expenses (ex. intangible amortization and support agreement charges)	733	826	825		835		704	721	748	788	740

Income before taxes (ex. intangible amortization and support agreement charges)	598	481	498		719		386	394	326	233	268
Support agreement charges	14	(14)	381		160		6	(15)	(19)	(5)	(23)
Amortization of intangible assets	7	5	6		6		7	9	6	6	6

Income before taxes	577	490	111		553		373	400	339	232	285
Average loans (a)	$8,967	$7,284	$8,538		$10,376		$5,743	$4,744	$3,727	$3,962	$3,378
Average assets	$52,468	$54,763	$57,795		$71,455		$65,204	$58,339	$59,914	$59,980	$59,704
Average deposits	$46,092	$48,436	$51,492		$64,500		$57,084	$50,583	$52,271	$51,755	$52,183
Pre-tax operating margin
GAAP	43%	37%	8%		36%		34%	36%	32%	23%	28%
Non-GAAP adjusted (excluding intangible amortization)	43%	38%	9	%(c)	36	%(c)	35%	37%	32%	23%	29%
MEMO:
Market value of securities on loan at period-end (in billions) (b)	$660	$588	$470		$326		$293	$290	$299	$247	$253

(a)	Loan balances are primarily related to Broker-Dealer Services business within Asset Servicing.

(b)	Represents the total amount of securities on loan (both cash and non-cash) managed by the Asset Servicing segment.

(c)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 38% in the third quarter of 2008 and 46% in the fourth quarter of 2008.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ISSUER SERVICES - 9 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Securities servicing fees - Issuer services	374	443	475	392	363	373	359	367	333
Other fee revenue	35	38	56	46	42	40	30	43	25

Total fee and other revenue	409	481	531	438	405	413	389	410	358
Net interest revenue (expense)	153	176	170	211	200	185	180	203	252

Total revenue	562	657	701	649	605	598	569	613	610
Provision for credit losses	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	318	349	349	319	297	305	304	318	304

Income before taxes (ex. intangible amortization)	244	308	352	330	308	293	265	295	306
Amortization of intangible assets	20	20	21	20	21	20	20	20	20

Income before taxes	224	288	331	310	287	273	245	275	286
Average assets	$32,227	$35,167	$34,264	$38,987	$50,864	$52,161	$47,975	$52,028	$52,838
Average deposits	$27,632	$30,557	$29,546	$34,294	$45,963	$47,293	$43,183	$47,320	$48,470
Pre-tax operating margin
GAAP	40%	44%	47%	48%	48%	46%	43%	45%	47%
Non-GAAP adjusted (excluding intangible amortization)	43%	47%	50%	51%	51%	49%	47%	48%	50%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

CLEARING SERVICES - 9 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Securities servicing fees - Clearing services	250	259	254	277	249	248	232	219	227
Other fee revenue	53	64	63	72	72	66	59	45	44

Total fee and other revenue	303	323	317	349	321	314	291	264	271
Net interest revenue (expense)	75	75	75	96	82	87	81	90	95

Total revenue	378	398	392	445	403	401	372	354	366
Provision for credit losses	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	263	291	282	268	252	256	245	241	255

Income before taxes (ex. intangible amortization)	115	107	110	177	151	145	127	113	111
Amortization of intangible assets	6	6	8	6	7	7	6	7	6

Income before taxes	109	101	102	171	144	138	121	106	105
Average loans	$6,629	$7,263	$7,384	$6,735	$5,927	$5,918	$6,058	$6,847	$7,622
Average assets	$16,408	$17,395	$18,471	$21,128	$18,600	$17,014	$17,827	$20,365	$20,338
Pre-tax operating margin
GAAP	29%	25%	26%	38%	36%	34%	33%	30%	29%
Non-GAAP adjusted (excluding intangible amortization)	30%	27%	28%	40%	38%	36%	34%	32%	30%

Note:	During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment. Historical results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

TREASURY SERVICES - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2008				2009				2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Treasury services	121	125	125	129	121	128	124	130	127
Other fee revenue	103	125	135	93	106	52	82	92	98

Total fee and other revenue	224	250	260	222	227	180	206	222	225
Net interest revenue (expense)	185	155	159	231	159	157	149	148	176

Total revenue	409	405	419	453	386	337	355	370	401
Provision for credit losses	-	-	-	-	-	-	-	-	-
Noninterest expenses (ex. intangible amortization)	203	200	201	200	189	191	180	187	182

Income before taxes (ex. intangible amortization)	206	205	218	253	197	146	175	183	219
Amortization of intangible assets	7	7	6	7	6	7	6	6	6

Income before taxes	199	198	212	246	191	139	169	177	213
Average loans	$15,690	$15,938	$14,995	$16,353	$13,921	$13,228	$11,648	$10,982	$10,436
Average assets	$24,153	$21,227	$22,384	$34,585	$28,665	$24,764	$24,223	$26,275	$26,716
Average deposits	$20,056	$17,316	$18,397	$30,052	$24,867	$20,321	$19,989	$22,138	$22,257
Pre-tax operating margin
GAAP	49%	49%	51%	54%	50%	41%	48%	48%	53%
Non-GAAP adjusted (excluding intangible amortization)	50%	51%	52%	56%	51%	43%	49%	50%	55%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

OTHER - 9 Quarter Trend

	2008				2009				2010
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr (b)	3rd Qtr (b)	4th Qtr (c)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (d)	1st Qtr (e)
Revenue:
Total fee and other revenue (a)	20	(116)	(113)	(1,031)	(278)	(223)	(4,685)	52	143
Net interest revenue (expense)	50	(288)	(22)	(3)	20	4	21	29	(23)

Total revenue	70	(404)	(135)	(1,034)	(258)	(219)	(4,664)	81	120
Provision for credit losses	14	14	22	54	59	61	147	64	35
Noninterest expenses (ex. intangible amortization and merger & integration expense)	127	143	79	244	130	142	120	291	291

Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	(71)	(561)	(236)	(1,332)	(447)	(422)	(4,931)	(274)	(206)
Amortization of intangible assets	4	4	(1)	(1)	-	(1)	1	1	-
FDIC special assessment	-	-	-	-	-	61	-	-	-
Merger & integration expenses	126	149	111	97	68	59	54	52	26

Income before taxes and extraordinary (loss)	(201)	(714)	(346)	(1,428)	(515)	(541)	(4,986)	(327)	(232)
Average loans	$11,348	$10,332	$9,287	$9,553	$7,979	$7,455	$7,092	$7,257	$6,476
Average assets	$49,147	$41,381	$40,465	$52,688	$32,146	$32,413	$32,224	$31,459	$30,015
Average deposits	$15,959	$14,141	$12,216	$11,478	$10,062	$6,923	$6,507	$5,378	$4,144

(a)	Total fee and other revenue includes investment write-downs of $51 million, $151 million, $156 million and $1,176 million for the first, second, third and fourth quarters of 2008; $316 million, $209 million and $4.8 billion in the first, second and third quarters of 2009 and gains of $15 million in the fourth quarter of 2009 and $7 million in the first quarter of 2010.

(b)	The second and third quarter of 2008 include SILO/LILO charges which reduced net interest revenue by $377 million and $112 million, respectively.

(c)	The fourth quarter of 2008 includes a $181 million pretax global efficiency restructuring charge.

(d)	The fourth quarter of 2009 includes a $139 million pretax global efficiency restructuring charge.

(e)	The first quarter of 2010 includes a $164 million pretax charge related to the litigation reserves for several existing matters.

Notes:	The Other segment primarily includes the results of leasing operations, corporate treasury activities, business exits and corporate overhead.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. During the first quarter of 2009, the financial results of the Execution business have been moved from the Clearing Services segment to the Other segment. On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida; previously, the financial results were included in the Other segment. On January 15, 2010, we completed the sale of MUNB. Historical segment results have been restated to reflect all of these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

	Asset Management			Wealth Management			Asset Servicing			Issuer Services
(dollar amounts in millions unless otherwise noted)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007
Revenue:
Securities servicing fees
Asset servicing	86	124	99	27	27	16	2,436	3,213	2,763	1	23	—
Issuer services	—	—	—	—	—	—	1	1	—	1,462	1,684	1,660
Clearing services	12	14	12	—	—	—	—	—	—	—	—	—

Total securities servicing fees	98	138	111	27	27	16	2,437	3,214	2,763	1,463	1,707	1,660
Asset and wealth management	1,984	2,510	2,724	519	563	609	—	—	—	1	—	—
Performance fees	93	83	171	—	—	—	—	—	—	—	—	—
Foreign exchange & other trading	20	20	14	7	14	3	793	1,064	604	85	80	37
Treasury services	—	—	—	3	3	3	10	8	11	2	1	—
Distribution and service fees	350	371	357	1	4	1	9	10	2	—	—	1
Financing-related fees	6	10	8	3	4	8	11	14	40	—	—	—
Investment Income	31	(82)	(10)	—	—	—	—	—	—	—	—	—
Other	(224)	(178)	(77)	15	9	(9)	146	130	170	66	71	66

Total fee revenue	2,358	2,872	3,298	575	624	631	3,406	4,440	3,590	1,617	1,859	1,764
Securities gains (losses)	(78)	(78)	(9)	3	—	—	—	(11)	—	—	—	1

Total fee and other revenue	2,280	2,794	3,289	578	624	631	3,406	4,429	3,590	1,617	1,859	1,765
Net interest revenue (expense)	32	75	5	194	200	170	894	1,086	755	768	710	617

Total revenue	2,312	2,869	3,294	772	824	801	4,300	5,515	4,345	2,385	2,569	2,382
Provision for credit losses	—	—	—	1	—	—	—	—	—	—	—	—
Noninterest expenses (ex. M&I expenses and intangible amortization)	1,729	2,386	2,158	538	585	558	2,928	3,760	2,999	1,224	1,335	1,203

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	583	483	1,136	233	239	243	1,372	1,755	1,346	1,161	1,234	1,179
Amortization of intangible assets	219	255	166	45	54	29	28	24	18	81	81	75
Merger & integration expense	—	—	—	—	—	—	—	—	—	—	—	—

Income before taxes, noncontrolling interest and extraordinary (loss)	364	228	970	188	185	214	1,344	1,731	1,328	1,080	1,153	1,104
Average loans	$—	$—	$—	$5,821	$4,938	$4,089	$4,537	$8,795	$7,810	$—	$—	$—
Average assets	$12,564	$13,267	$9,413	$9,276	$10,044	$8,387	$60,842	$59,150	$42,818	$50,752	$35,169	$26,742
Average deposits	$—	$—	$—	$6,772	$7,554	$6,950	$52,907	$52,659	$38,034	$45,936	$30,515	$22,361
Market value of assets under management at period-end (in billions)	$1,045	$862	$1,044	$70	$66	$77	$—	$—	$—	$—	$—	$—
Market value of assets under custody and administration at period-end (in billions)	$6	$3	$4	$80	$70	$85	$22,171	$20,086	$22,988	$—	$—	$—
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$247	$326	$633	$—	$—	$—
Pre-tax operating margin - GAAP	16%	8%	29%	24%	23%	27%	31%	31%	31%	45%	45%	46%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	25%	17%	34%	30%	29%	30%	32%	32%	31%	49%	48%	49%
Pre-tax operating margin - Non-GAAP (a)	30%	30%	34%	31%	30%	30%	42%	42%	31%	48%	48%	49%

(a)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note:	See pages 9-15 for details of revenue/expense items impacting respective segment results.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

	Clearing Services			Treasury Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007
Revenue:
Securities servicing fees
Asset servicing	—	—	—	24	6	13	(1)	(23)	(2)	2,573	3,370	2,889
Issuer services	—	—	—	—	—	—	—	—	—	1,463	1,685	1,660
Clearing services	948	1,040	955	—	—	—	2	11	205	962	1,065	1,172

Total securities servicing fees	948	1,040	955	24	6	13	1	(12)	203	4,998	6,120	5,721
Asset and wealth management	29	41	46	—	—	—	13	21	19	2,546	3,135	3,398
Performance fees	—	—	—	—	—	—	—	—	—	93	83	171
Foreign exchange & other trading	134	108	51	7	232	167	(10)	(56)	25	1,036	1,462	901
Treasury services	—	—	—	503	500	456	1	2	9	519	514	479
Distribution and service fees	—	—	—	45	41	14	(8)	(5)	—	397	421	375
Financing-related fees	1	2	2	196	160	176	(2)	(4)	1	215	186	235
Investment Income	—	—	—	33	50	12	162	239	215	226	207	217
Other	78	101	76	29	(30)	54	1	111	83	111	214	363

Total fee revenue	1,190	1,292	1,130	837	959	892	158	296	555	10,141	12,342	11,860
Securities gains (losses)	—	—	—	(2)	(3)	—	(5,292)	(1,536)	(189)	(5,369)	(1,628)	(197)

Total fee and other revenue	1,190	1,292	1,130	835	956	892	(5,134)	(1,240)	366	4,772	10,714	11,663
Net interest revenue (expense)	340	321	303	613	730	576	74	(263)	20	2,915	2,859	2,446

Total revenue	1,530	1,613	1,433	1,448	1,686	1,468	(5,060)	(1,503)	386	7,687	13,573	14,109
Provision for credit losses	—	—	—	—	—	—	331	104	(10)	332	104	(10)
Noninterest expenses (ex. M&I expenses and intangible amortization)	994	1,104	1,023	747	804	798	744	593	756	8,904	10,567	9,495

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	536	509	410	701	882	670	(6,135)	(2,200)	(360)	(1,549)	2,902	4,624
Amortization of intangible assets	27	26	24	25	27	14	1	6	13	426	473	339
Merger & integration expense	—	—	—	—	—	—	233	483	528	233	483	528

Income before taxes, noncontrolling interest and extraordinary (loss)	509	483	386	676	855	656	(6,369)	(2,689)	(901)	(2,208)	1,946	3,757
Average loans	$6,190	$7,003	$6,843	$12,434	$15,744	$13,815	$7,442	$10,126	$10,662	$36,424	$46,606	$43,219
Average assets	$18,455	$18,358	$14,967	$25,971	$25,603	$20,736	$32,079	$45,925	$44,451	$209,939	$207,516	$167,514
Average deposits	$—	$—	$—	$21,816	$21,470	$17,144	$7,221	$13,441	$14,876	$134,652	$125,639	$99,365
Market value of assets under management at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,115	$928	$1,121
Market value of assets under custody and administration at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$22,257	$20,159	$23,077
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$247	$326	$633
Pre-tax operating margin - GAAP	33%	30%	27%	47%	51%	45%	n/m	179%	n/m	n/m	14%	27%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	35%	32%	29%	48%	52%	46%	n/m	179%	n/m	n/m	18%	29%
Pre-tax operating margin - Non-GAAP (a)	32%	32%	29%	52%	52%	46%	n/m	n/m	n/m	31%	39%	35%

MEMO:
Securities lending revenue										259	789	441

(a)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note:	See pages 9-15 for details of revenue/expense items impacting respective segment results.

n/m - not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONPERFORMING ASSETS

	2008				2009				2010
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Loans:
Commercial real estate	$49	$106	$118	$130	$197	$63	$63	$61	$50
Financial Institutions	$—	$—	$—	$41	$30	$39	$180	$172	$102
Other residential mortgages	33	55	75	97	143	163	183	190	204
Commercial	50	52	65	14	34	43	71	65	40
Wealth Management	—	—	—	2	6	63	58	58	58
Foreign	78	60	1	—	2	1	—	—	—
Lease finance assets	—	—	—	—	—	—	—	—	—

Total nonperforming loans	210	273	259	284	412	372	555	546	454
Other assets owned	5	6	8	8	9	6	5	4	5
Total acquired property	—	—	—	—	—	—	—	—	—

Total nonperforming assets (a)	$215	$279	$267	$292	$421	$378	$560	$550	$459

Nonperforming assets ratio	0.4%	0.6%	0.4%	0.7%	1.0%	1.0%	1.5%	1.5%	1.4%
Allowance for loan losses/nonperforming loans	149.5	129.3	140.9	146.1	114.1	116.7	82.2	92.1	114.5
Allowance for loan losses/nonperforming assets	146.0	126.5	136.7	142.1	111.6	114.8	81.4	91.5	113.3
Total allowance for credit losses/nonperforming loans	231.9	178.0	190.7	186.3	135.7	141.4	107.4	115.0	140.5
Total allowance for credit losses/nonperforming assets	226.5	174.2	185.0	181.2	132.8	139.2	106.4	114.2	139.0

(a)	Nonperforming assets at June 30, 2009, September 30, 2009 and December 31, 2009 excludes discontinued operations. Nonperforming assets for all periods prior to June 30, 2009 include discontinued operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2008				2009				2010
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Allowance for credit losses:
Allowance for loan losses	$327	$314	$353	$365	$415	$470	$434	$456	$503
Allowance for lending-related commitments	167	173	133	129	114	89	92	140	125

Allowance at beginning of period	494	487	486	494	529	559	526	596	628

Net (charge-offs)/recoveries
Charge-offs	(14)	(14)	(27)	(27)	(51)	(54)	(77)	(33)	(37)
Recoveries	1	1	5	2	1	—	—	—	12

Total Net (charge-offs)/recoveries	(13)	(13)	(22)	(25)	(50)	(54)	(77)	(33)	(25)

Provision for credit losses (a)	16	25	30	60	59	61	147	65	35
Impact of Merger	—	—	—	—	—	—	—	—	—
Transfer to Discontinued Operations	—	—	—	—	21	(40)	—	—	—
Sale of Mellon 1st Business Bank	—	(13)	—	—	—	—	—	—	—
SFAS 159 Adoption	(10)	—	—	—	—	—	—	—	—

Allowance at end of period	487	486	494	529	559	526	596	628	638

Allowance for loan losses	$314	$353	$365	$415	$470	$434	$456	$503	$520
Allowance for lending related-commitments	173	133	129	114	89	92	140	125	118

Allowance at end of period (a)	487	486	494	529	559	526	596	628	638

Allowance for loan losses as a percentage of total loans (b)	0.60%	0.70%	0.62%	0.96%	1.13%	1.14%	1.26%	1.37%	1.30%

(a)	The allowance and provision for credit losses for the periods from the first quarter 2007 through the first quarter 2009 exclude discontinued operations.
(b)	Excluding purchase accounting adjustments.